UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or

15(d) of the Securities

Exchange Act of 1934

Date of Report: June 23, 2020

(Date of earliest event reported)

Firsthand Technology Value Fund, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-00830	27-3008946
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

150 Almaden Blvd., Suite 1250 San Jose, CA	95113
(Address of principal executive offices)	(Zip Code)

(800) 976-8776

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SVVC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[ ]	Emerging growth company
[ ]	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01. Other Events

On June 23, 2020, Firsthand Technology Value Fund, Inc. issued a press release announcing that its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) will be held in a virtual-only format due to continued public health concerns related to coronavirus / COVID-19, and to support the health and well-being of our stockholders and other meeting participants. As previously announced, the Annual Meeting will be held on July 2, 2020 at 2:00 p.m., Pacific Time. Stockholders will not be able to attend the Annual Meeting in person.

As described in the Fund’s proxy materials previously distributed for the Annual Meeting, stockholders as of the close of business on March 13, 2020 are entitled to attend and vote at the Annual Meeting. To attend the Annual Meeting, you will need to go to www.meetingcenter.io/274340825 and log on using the 14-digit control number from your proxy card or meeting notice. The control number can be found in the shaded box. The password for the meeting is SVVC2020.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually. To register to attend the Annual Meeting, you must submit proof of your “legal proxy” reflecting your Firsthand Technology Value Fund holdings, along with your name and email address, to Computershare Fund Services (“Computershare”). You must contact the bank or broker who holds your shares to obtain your legal proxy. Obtaining a “legal proxy” may take several days and stockholders are advised to register as far in advance as possible. Requests for registration must be labeled as “Legal Proxy” and received no later than 5:00 p.m., Eastern Time, three business days prior to the meeting date. You will receive a confirmation email from Computershare of your registration. Requests for registration should be directed to Computershare by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

Item 9.01. Financial Statements and Exhibits

(a)	Financial statements:

None

(b)	Pro forma financial information:

None

(c)	Shell company transactions:

None

(d)	Exhibits

99.1       Press Release dated June 23, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23, 2020	FIRSTHAND TECHNOLOGY VALUE FUND, INC.

	By:	/s/ Kevin Landis
Kevin Landis
President

Exhibit Index

Exhibit No.	Description
99.1	Press release dated June 23, 2020